UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 19, 2010 (November 15, 2010)

DIAMOND TECHNOLOGIES INC.
Formerly, Printing Components Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

15 Allstate Parkway, Suite 600
Markham, Ontario
Canada   L3R 5B4
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 15, 2010, we entered into an agreement with Herb Adams to settle claims by Mr. Adams for certain amounts of money.  Under the terms of the agreement, we are obligated to pay Mr. Adams the following:

a)	US$65,000.00 to be satisfied by the issuance of 217,000 restricted shares of our common stock.

b)	US6,500.00 to be paid upon the execution of the agreement aforesaid which has been paid plus US$4,000.00 to be paid on or before February 13, 2010.

On November 17, 2010, we entered into an agreement with Mary Kricfalusi wherein we mutually terminated her employment contract dated as of April 15, 2010.  Under the agreement we are obligated to pay Ms. Kricfalusi the following:

a)  US$10,000 to be paid upon the execution of the agreement aforesaid which has been paid.

b) US$2,000.00 to be paid no later than November 27, 2010.

c) US$5,000.00 to be paid on the December 14, 2010.

d) US$5,000.00 to be paid on January 14, 2011.

e) US$10,000.00 to be paid on February 14, 201l.

f) US$10,000.00 to be paid on March 14, 2011.

g) US$10,000.00 to be paid on April 14, 2011.

ITEM 1.02   TERMINATION OF MATERIAL DEFINITIVE AGREEMENT
On November 17, 2010, by agreement, we terminated our employment agreement with Mary Kricfalusi that we entered into as of April 15, 2010.

ITEM 2.01            CREATION OF A DIRECT FINANCIAL OBLIGATION

    On November 15, 2010, we entered into an agreement with Herb Adams to settle claims by Mr. Adams for certain amounts of money.  Under the terms of the agreement, we are obligated to pay Mr. Adams the following:

a)	US$65,000.00 to be satisfied by the issuance of 217,000 restricted shares of our common stock.

b)	US6,500.00 to be paid upon the execution of the agreement aforesaid which has been paid plus US$4,000.00 to be paid on or before February 13, 2010.

On November 17, 2010, we entered into an agreement with Mary Kricfalusi wherein we mutually terminated her employment contract dated as of April 15, 2010.  Under the agreement we are obligated to pay Ms. Kricfalusi the following:

a)  US$10,000 to be paid upon the execution of the agreement aforesaid which has been paid.

b) US$2,000.00 to be paid no later than November 27, 2010.

c) US$5,000.00 to be paid on the December 14, 2010.

d) US$5,000.00 to be paid on January 14, 2011.

e) US$10,000.00 to be paid on February 14, 201l.

f) US$10,000.00 to be paid on March 14, 2011.

g) US$10,000.00 to be paid on April 14, 2011.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
       COMPENSATORY  ARRANGEMENTS OF CERTAIN OFFICERS

On November 17, 2010, Mary Kricfalusi resigned as secretary and a director of the Company.  Samuel R. Baker, a member of the board of directors and general counsel, replace Ms. Kricfalusi as secretary

ITEM 9.01                      EXHIBITS

Exhibit No.	Document Description

10.1 10.2	Agreement with Mary Kricfalusi Agreement with Herb Adams

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of November, 2010.

DIAMOND TECHNOLOGIES INC.

BY:	JOHN CECIL
John Cecil, Chief Executive Officer